Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Canopy Growth Corporation (the “Company”) on Form 10-Q for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Lee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 9, 2021	/s/ Michael Lee
Michael Lee
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Canopy Growth Corporation and will be retained by Canopy Growth Corporation and furnished to the Securities and Exchange Commission or its staff upon request.